UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 18, 2009

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 18, 2009, Beckman Coulter, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a preliminary prospectus supplement, dated May 18, 2009, and accompanying prospectus, dated November 12, 2008, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, in respect of the Company’s proposed offering of up to $500,000,000 in aggregate principal amount of senior notes. The section entitled “Offering Summary” from page S-1 through S-10 of the preliminary prospectus supplement, dated May 18, 2009, is hereby incorporated by reference into this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2009

BECKMAN COULTER, INC.

By:	/s/ Patricia Stout
Name:	Patricia Stout
Title:	Deputy General Counsel